CARILLON SERIES TRUST
Carillon Eagle Mid Cap Stock Fund
Carillon Eagle Smaller Company Fund

SUPPLEMENT DATED MAY 4, 2018 TO
THE PROSPECTUS AND SUMMARY PROSPECTUS
DATED MARCH 1, 2018

*** Important Notice Regarding Fund Reorganizations ***

Reorganizations. On November 17, 2017, the Board of Trustees (“Board”) of Carillon Series Trust (“Trust”) approved a Plan of Reorganization and Termination (“Reorganization Plan”) pursuant to which: (i) the Carillon Eagle Smaller Company Fund (“Eagle Smaller Company Fund”) will be reorganized into the Carillon Scout Small Cap Fund (“Scout Small Cap Fund”); and (ii) the Carillon Eagle Mid Cap Stock Fund (“Eagle MCS Fund”) will be reorganized into the Carillon Eagle Mid Cap Growth Fund (“Eagle MCG Fund”) (each, a “Reorganization” and together, the “Reorganizations”).  The Eagle Smaller Company Fund and the Eagle MCS Fund each are referred to as a “Target Fund,” the Scout Small Cap Fund and the Eagle MCG Fund each are referred to as an “Acquiring Fund,” and each Target Fund and Acquiring Fund is referred to individually as a “Fund” and collectively as the “Funds.”

The Reorganizations will take effect on or about July 13, 2018.  Carillon Tower Advisers, Inc. (“Carillon Tower”), the Funds’ investment adviser, proposed the Reorganizations to consolidate funds of the Trust that are similar investment products and potentially increase the Trust’s operational efficiency.

With respect to each Reorganization, the Reorganization Plan provides for: (1) the transfer of the Target Fund’s assets to the Acquiring Fund and the Acquiring Fund’s assumption of the Target Fund’s liabilities in exchange solely for shares of beneficial interest (“shares”) of the Acquiring Fund that correspond to each class of shares of the Target Fund; and (2) the Target Fund to distribute the shares of the Acquiring Fund received by the Target Fund to its shareholders in complete liquidation of the Target Fund and in cancellation of all of the Target Fund’s shares.  Each shareholder of a Target Fund will receive the number of full and fractional shares of each class of the relevant Acquiring Fund equal in value to the full and fractional shares of the corresponding class of the Target Fund held by the shareholder prior to the Reorganization.  The Reorganizations are expected to be tax-free transactions for federal income tax purposes.

You do not need to take any action for the Reorganizations to take effect.  The relevant Target Fund will mail to you an Information Statement in order to provide you with additional information regarding the Reorganization.  The Information Statement also will be available at www.carillontower.com and on the website of the U.S. Securities and Exchange Commission at www.sec.gov.

Suspension of Purchases and Exchanges.  As a result of the Reorganizations, effective June 1, 2018, the Target Funds will no longer accept new purchases or exchanges of shares.

Please feel free to contact Carillon Tower at 1-800-421-4184 with any questions you may have regarding the Reorganizations.
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INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH
THE PROSPECTUS FOR FUTURE REFERENCE